AMG FUNDS

AMG Yacktman Fund

Supplement dated September 2, 2016 to the

Summary Prospectus, dated May 1, 2016, as revised July 28, 2016

The following information supplements and supersedes any information to the contrary in the Summary Prospectus of AMG Yacktman Fund (the “Fund”) dated as noted above.

With respect to the legend that appears on the cover page of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus and statement of additional information, dated May 1, 2016, as supplemented July 28, 2016 and September 2, 2016, are incorporated by reference into this summary prospectus.

The Fund’s Board of Trustees approved management’s proposals to change certain fees paid by the Fund effective as of October 1, 2016. Management’s proposals are designed to implement consistent fee structures across the AMG Funds and Aston Funds complex of funds, in connection with the planned integration of the AMG Funds and Aston Funds fund families in October. Shareholders will not experience any increase in expenses as a result of these changes as there will be no increase in the total net expense ratio for the Fund. More information about the fee changes is provided below.

The Board approved management’s proposals to change certain fees paid by the Fund, increasing the administrative fee while reducing the management fee. The management fee will be reduced as shown in the table below. These changes do not increase the overall fees incurred by shareholders of the Fund.

Current Management Fee (as a percent of net assets)	New Management Fee (as a percent of net assets)	Net Assets
0.65%	0.52%	for the first $500,000,000
0.60%	0.47%	for the next $500,000,000
0.55%	0.42%	in excess of $1,000,000,000

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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